UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

Commission file number 001-16111

Global Payments Inc.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 829-8000

None

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 27, 2023, Global Payments Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”). The following matters were submitted to a vote of the shareholders:

Proposal 1. Election of directors.

Nominee	Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
M. Troy Woods	207,691,187	5,011,422	119,959	22,113,567
Jeffrey S. Sloan	211,543,409	1,130,706	148,453	22,113,567
F. Thaddeus Arroyo	210,083,357	2,623,593	115,618	22,113,567
Robert H.B. Baldwin, Jr.	207,910,427	4,795,145	116,996	22,113,567
John G. Bruno	204,908,660	7,792,000	121,908	22,113,567
Joia M. Johnson	209,658,604	3,065,527	98,437	22,113,567
Ruth Ann Marshall	205,627,041	7,103,241	92,286	22,113,567
Connie D. McDaniel	200,511,227	12,213,212	98,129	22,113,567
Joseph H. Osnoss	151,613,611	61,099,153	109,804	22,113,567
William B. Plummer	209,998,539	2,719,754	104,275	22,113,567
John T. Turner	204,553,338	8,158,739	110,491	22,113,567

Proposal 2. Advisory vote to approve named executive officer compensation for the year ended December 31, 2022.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
184,307,585	20,219,004	8,295,979	22,113,567

Proposal 3. Approval, on an advisory basis, of the frequency of the compensation of the Company’s named executive officers.

Votes-1 Year	Votes-2 Year	Votes-3 Year	Abstentions	Broker Non-Votes
210,026,635	226,412	2,416,755	152,766	22,113,567

Proposal 4. Ratification of the reappointment of Deloitte & Touche LLP as the Company’s independent public accountants for the year ending December 31, 2023.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
220,312,380	14,442,798	180,957	—

Proposal 5. Advisory vote on shareholder ratification of termination pay.

Votes in Favor	Votes Against	Abstentions	Broker Non-Votes
85,032,226	127,260,837	529,505	22,113,567

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date: May 2, 2023	By:	/s/ David L. Green
David L. Green
Senior Executive Vice President, General Counsel and Corporate Secretary